Document and Entity Information	3 Months Ended
	Mar. 31, 2012	May 29, 2012 Common Class A	May 29, 2012 Common Class B
Document and Entity Information [Abstract]
Document Type	6-K
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1
Entity Registrant Name	Gold Reserve Inc.
Entity Central Index Key	0001072725
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		59,788,972	500,236

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $)	3 Months Ended		27 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
Net loss for the period	$ (7,721,979)	$ (5,165,622)	$ (52,971,502)
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on marketable securities	(16,834)	(110,619)	1,316,452
Adjustment for realized gains included in net loss	(7,373)	(198,191)	(1,021,692)
Other comprehensive loss	(24,207)	(308,810)	294,760
Comprehensive loss for the period	$ (7,746,186)	$ (5,474,432)	$ (52,676,742)

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		27 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
OTHER INCOME
Interest	$ 1,230	$ 44,048	$ 360,356
Gain on disposition of marketable securities	7,373	198,191	1,021,692
Gain on sale of equipment	0	361,208	1,880,140
Gain on sale of subsidiaries (Note 10)	0	0	474,577
Gain on extinguishment of debt	0	0	1,304
Foreign currency gain (loss)	1,313	3,586	(13,765)
Total OTHER INCOME	9,916	607,033	3,724,304
EXPENSES
Corporate general and administrative	2,335,743	2,704,361	12,250,227
Venezuelan operations	354,377	347,741	3,354,288
Equipment holding costs	356,532	464,305	3,592,967
Write-down of machinery and equipment	0	0	4,400,755
Corporate communications	209,969	183,220	1,356,332
Legal and accounting	101,388	87,508	1,066,215
Arbitration (Note 3)	2,687,179	335,025	15,636,185
Total EXPENSES	6,045,188	4,122,160	41,656,969
Loss before interest expense	(6,035,272)	(3,515,127)	(37,932,665)
Interest expense	(1,686,707)	(1,650,495)	(15,038,837)
Net loss for the period	$ (7,721,979)	$ (5,165,622)	$ (52,971,502)
Net loss per share, basic and diluted	$ (0.13)	$ (0.09)
Weighted average common shares outstanding	60,015,224	59,358,254

CONSOLIDATED BALANCE SHEETS (USD $)	Mar. 31, 2012	Dec. 31, 2011
Current Assets:
Cash and cash equivalents (Note 4)	$ 53,760,689	$ 57,677,370
Assets held for sale (Note 7)	0	450,000
Marketable securities (Note 5)	861,792	892,271
Deposits, advances and other	1,879,167	194,802
Total current assets	56,501,648	59,214,443
Property, plant and equipment, net (Note 7)	19,121,242	19,125,626
Total assets	75,622,890	78,340,069
Current Liabilities:
Accounts payable and accrued expenses	2,139,550	2,076,131
Accrued interest	1,641,816	234,545
Total current liabilities	3,781,366	2,310,676
Convertible notes (Notes 12, 14)	102,112,927	101,833,491
Total liabilities	105,894,293	104,144,167
SHAREHOLDERS’ EQUITY
Common shares and equity units	246,167,909	244,023,265
Contributed Surplus	5,171,603	5,171,603
Stock options (Note 9)	18,277,515	17,143,278
Accumulated deficit	(299,905,965)	(292,183,986)
Accumulated other comprehensive income	17,535	41,742
Total shareholders’ deficit	(30,271,403)	(25,804,098)
Total liabilities and shareholders’ deficit	$ 75,622,890	$ 78,340,069

CONSOLIDATED BALANCE SHEETS (Parenthetical)	Mar. 31, 2012	Dec. 31, 2011
Preferred Authorized: Unlimited
Issued	0	0
Class A Authorized: Unlimited
Issued and outstanding:	59,751,472	59,043,972
Equiy Units
Issued and outstanding:	500,236	500,236

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (USD $)	Total USD ($)	Common Shares	Equity Units	Amount USD ($)	Contributed Surplus USD ($)	Stock Options USD ($)	Accumulated Deficit USD ($)	Accumulated Other Comprehensive income USD ($)	KSOP Debt USD ($)
Balance at Dec. 31, 2010				$ 243,582,458	$ 5,171,603	$ 14,518,570	$ (268,571,593)	$ 1,217,915	$ (110,691)
Balance (in shares) at Dec. 31, 2010		58,769,851	500,236
Net loss							(23,612,393)
Other comprehensive loss								(1,176,173)
Stock option compensation						2,723,577
Fair value of options exercised				98,869		(98,869)
Common shares issued for:
Option exercises				15,778
Option exercises (in shares)		95,921
Services				326,160
Services (in shares)		178,200
KSOP allocation									110,691
Balance at Dec. 31, 2011				244,023,265	5,171,603	17,143,278	(292,183,986)	41,742
Balance (in shares) at Dec. 31, 2011		59,043,972	500,236
Net loss							(7,721,979)
Other comprehensive loss	(24,207)							(24,207)
Stock option compensation						1,141,206
Fair value of options exercised				6,969		(6,969)
Common shares issued for:
Option exercises				9,100
Option exercises (in shares)		5,000
Services				2,128,575
Services (in shares)		702,500
Balance at Mar. 31, 2012				$ 246,167,909	$ 5,171,603	$ 18,277,515	$ (299,905,965)	$ 17,535
Balance (in shares) at Mar. 31, 2012		59,751,472	500,236

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	3 Months Ended		27 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
Cash Flows from Operating Activities:
Net loss for the period	$ (7,721,979)	$ (5,165,622)	$ (52,971,502)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock option compensation	1,141,206	1,454,790	3,964,315
Depreciation	6,093	23,981	206,968
Gain on extinguishment of debt	0	0	(1,304)
Gain on sale of equipment	0	(361,208)	(1,880,140)
Gain on sale of subsidiaries	0	0	(474,577)
Write-down of machinery and equipment	0	0	4,400,755
Amortization of premium on marketable debt securities	0	0	175,020
Accretion of convertible notes	279,436	243,196	2,373,192
Net gain on disposition of marketable securities	(7,373)	(198,191)	(1,021,692)
Shares issued for compensation	780,325	311,400	2,810,899
Changes in non-cash working capital:
Net decrease (increase) in deposits and advances	(336,115)	42,677	(54,591)
Net increase (decrease) in accounts payable and accrued expenses	1,470,690	1,260,452	(243,187)
Net cash used in operating activities	(4,387,717)	(2,388,525)	(42,715,844)
Cash Flows from Investing Activities:
Proceeds from disposition of marketable securities	13,645	558,941	12,839,183
Purchase of marketable securities	0	(454,948)	(1,726,718)
Purchase of property, plant and equipment	(1,709)	(2,513)	(9,548,879)
Proceeds from sales of equipment	450,000	8,337,140	25,822,156
Decrease in restricted cash	0	0	9,489,777
Deconsolidation of subsidiaries	0	0	(1,429,655)
Net cash provided by investing activities	461,936	8,438,620	35,445,864
Cash Flows from Financing Activities:
Net proceeds from the issuance of common shares	9,100	3,625	68,539
Extinguishment of convertible notes	0	0	(683)
Net cash provided by financing activities	9,100	3,625	67,856
Change in Cash and Cash Equivalents:
Net increase (decrease) in cash and cash equivalents	(3,916,681)	6,053,720	(7,202,124)
Cash and cash equivalents - beginning of period	57,677,370	58,186,478	60,962,813
Cash and cash equivalents - end of period	$ 53,760,689	$ 64,240,198	$ 53,760,689

The Company and Significant Accounting Policies:	3 Months Ended
Mar. 31, 2012
The Company and Significant Accounting Policies:

Note 1.          The Company and Significant Accounting Policies:

The Company. Gold Reserve Inc. (the “Company”) is engaged in the business of acquiring, exploring and developing mining projects. The Company is an exploration stage company incorporated in 1998 under the laws of the Yukon Territory, Canada and is the successor issuer to Gold Reserve Corporation which was incorporated in 1956.

In February 1999, Gold Reserve Corporation became a subsidiary of Gold Reserve Inc., the successor issuer. Generally, each shareholder exchanged its Gold Reserve Corporation shares for an equal number of Gold Reserve Inc. Class A Common shares. For tax reasons, certain U.S. holders elected to receive equity units in lieu of Gold Reserve Inc. Class A common shares. An equity unit is comprised of one Gold Reserve Inc. Class B common share and one Gold Reserve Corporation Class B common share, is substantially equivalent to a Class A common share and is generally immediately convertible into a Gold Reserve Inc. Class A common share. Unless otherwise noted, general references to common shares of the Company include Class A common shares and Equity Units as a group. At March 31, 2012, there were 500,236 Equity Units outstanding.

From 1992 to 2008 the Company focused substantially all of its management and financial resources on the development of the Brisas gold and copper project located in the Kilometre 88 mining district of the State of Bolivar in south-eastern Venezuela (which we refer to as the “Brisas Project” or “Brisas”).  As further detailed in Note 3, we discontinued development of the Brisas Project after it was seized by the Bolivarian Republic of Venezuela (“Venezuela”) and are resolving our investment dispute through arbitration against Venezuela under the Additional Facility Rules of the International Centre for Settlement of Investment Disputes (“ICSID”).

Concurrent with the arbitration we are pursuing settlement of our dispute with Venezuela and are seeking to invest in or acquire alternative mining projects.  The Company has no revenue producing mining operations at this time. All amounts shown herein are expressed in U.S. dollars unless otherwise noted.

Principles of Consolidation. These consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles. The statements include the accounts of the Company, Gold Reserve Corporation, four Venezuelan subsidiaries, two Barbadian subsidiaries and one Aruban subsidiary which were formed to hold the Company’s interest in its foreign subsidiaries or for future transactions. All subsidiaries are wholly owned. All intercompany accounts and transactions have been eliminated on consolidation. The Company’s policy is to consolidate those subsidiaries where control exists. In Management’s opinion, all adjustments necessary for a fair statement are reflected in the interim periods presented.

Development Stage Enterprise. As a result of the seizure of the Brisas Project by the Venezuelan government, the Company was forced to abandon its development efforts on the project and, in 2009, expensed all capitalized costs associated with its development. The seizure resulted in the end of the development of the Brisas project and management considers January 1, 2010 the relevant inception date of the development of the Company’s new business of acquiring and exploring other mining projects. ASC 915 requires additional disclosures of development stage enterprises including cumulative amounts from the inception of the development stage.

Cash and Cash Equivalents. The Company considers short-term, highly liquid investments purchased with an original maturity of three months or less to be cash equivalents for purposes of reporting cash equivalents and cash flows. The cost of these investments approximates fair value.  The Company manages the exposure of its cash and cash equivalents to credit risk by diversifying its holdings into major Canadian and U.S. financial institutions.

Exploration and Development Costs. Exploration costs incurred in locating areas of potential mineralization or evaluating properties or working interests with specific areas of potential mineralization are expensed as incurred. Development costs of proven mining properties not yet producing are capitalized at cost and classified as capitalized exploration costs under property, plant and equipment. Property holding costs are charged to operations during the period if no significant exploration or development activities are being conducted on the related properties. Upon commencement of production, capitalized exploration and development costs would be amortized based on the estimated proven and probable reserves benefited. Properties determined to be impaired or that are abandoned are written-down to the estimated fair value. Carrying values do not necessarily reflect present or future values.

Property, Plant and Equipment. Property, plant and equipment are recorded at the lower of cost less accumulated depreciation or estimated net realizable value. Included in property, plant and equipment is $29 million of equipment that has been adjusted to an estimated net realizable value of $19 million which is not being depreciated. Replacements and major improvements are capitalized. Maintenance and repairs are charged to expense as incurred. The cost and accumulated depreciation of assets retired or sold are removed from the accounts and any resulting gain or loss is reflected in operations. Depreciation is provided using straight-line and accelerated methods over the lesser of the useful life or lease term of the related asset.

Assets Held for Sale.   Long-Lived assets are classified as held for sale in the period in which certain criteria are met. Assets held for sale are measured at the lower of carrying amount or fair value less cost to sell and are not depreciated as long as they remain classified as held for sale.

Impairment of Long Lived Assets. The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the expected future net cash flows to be generated from the use or disposition of a long-lived asset (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized and the asset is written down to fair value. Fair value is generally determined by discounting estimated cash flows, using quoted market prices where available or making estimates based on the best information available.

Foreign Currency. The U.S. dollar is the Company’s (and its foreign subsidiaries’) functional currency. Monetary assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the rates of exchange in effect at the balance sheet dates. Non-monetary assets and liabilities are translated at historical rates and revenue and expense items are translated at average exchange rates during the reporting period, except for depreciation which is translated at historical rates. Translation gains and losses are included in the statement of operations.

Stock Based Compensation. The Company uses the fair value method of accounting for stock options. The fair value of options granted to employees is computed using the Black-Scholes method as described in Note 9 and is expensed over the vesting period of the option. For non-employees, the fair value of stock based compensation is recorded as an expense over the vesting period or upon completion of performance. Consideration paid for shares on exercise of share options, in addition to the fair value attributable to stock options granted, is credited to capital stock. Fair value of restricted stock issued as compensation is based on the grant date market value and expensed over the vesting period. The Company also maintains the Gold Reserve Director and Employee Retention Plan. Each Unit granted to a participant entitles such person to receive a cash payment equal to the fair market value of one Gold Reserve Class A Common Share (1) on the date the Unit was granted or (2) on the date any such participant becomes entitled to payment, whichever is greater.  Stock options, restricted stock and Units granted under their respective plans become fully vested and exercisable and/or payable upon a change of control.

Income Taxes. The Company uses the liability method of accounting for income taxes. Future tax assets and liabilities are determined based on the differences between the tax basis of assets and liabilities and those amounts reported in the financial statements. The future tax assets or liabilities are calculated using the enacted tax rates expected to apply in the periods in which the differences are expected to be settled. Future tax assets are recognized to the extent that they are considered more likely than not to be realized.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Measurement Uncertainty. The realizable value of the remaining equipment, originally purchased for the Brisas Project, may be different than management’s current estimate. Any operations we may have are subject to the effects of changes in legal, tax and regulatory regimes, political, labor and economic developments, social and political unrest, currency and exchange controls,  import/export restrictions and government bureaucracy in the countries in which we may operate. The Company operates and files tax returns in a number of jurisdictions. The preparation of such tax filings requires considerable judgment and the use of assumptions. Accordingly, the amounts reported could vary in the future.

Net Loss Per Share. Net loss per share is computed by dividing net loss by the combined weighted average number of Class A and B common shares outstanding during each year. In periods in which a loss is incurred, the effect of potential issuances of shares under options and convertible notes would be anti-dilutive, and therefore basic and diluted losses per share are the same.

Convertible Notes. Convertible notes are classified as a liability and are initially recorded at face value, net of issuance costs. The notes are subsequently accreted to face value using the effective interest rate method over the expected life of the notes, currently estimated to be June 15, 2012, with the resulting charge recorded as interest expense.

Comprehensive Loss. Comprehensive loss includes net loss and other comprehensive income or loss. Other comprehensive loss may include unrealized gains and losses on available-for-sale securities and gains and losses on certain derivative instruments. The Company presents comprehensive loss and its components in the consolidated statements of comprehensive loss.

Financial Instruments.  Marketable equity securities are classified as available for sale with any unrealized gain or loss recorded in other comprehensive income. Cash and cash equivalents, deposits, advances, accounts payable and accrued expenses are accounted for at cost which approximates fair value.

New Accounting Policies:	3 Months Ended
Mar. 31, 2012
New Accounting Policies:

Note 2.         New Accounting Policies:

In June 2011, the FASB issued Accounting Standards Update 2011-05 that requires changes in the presentation of comprehensive income. Effective for periods beginning after December 15, 2011, entities have the option of presenting the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The adoption of the updated guidance did not have an effect on the Company’s financial statements.

In May 2011, the FASB issued Accounting Standards Update 2011-04 which contains amendments resulting in common fair value measurement and disclosure requirements in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. This update is effective for periods beginning after December 15, 2011 and did not have a significant impact on the Company’s financial statements.

Expropriation of Brisas Project by Venezuela and Related Arbitration:	3 Months Ended
Mar. 31, 2012
Expropriation of Brisas Project by Venezuela and Related Arbitration:

Note 3.        Expropriation of Brisas Project by Venezuela and Related Arbitration:

From 1992 to 2008 the Company focused substantially all of its management and financial resources on the development of the Brisas gold and copper project located in the Kilometer 88 mining district of the State of Bolivar in south-eastern Venezuela. After approval of the Brisas operating plan by the Ministry of Mines and the Environmental and Social Impact Study by the Ministry of Environment in 2003 and early 2007, respectively, the Ministry of Environment issued in March 2007, the Authorization for the Affectation of Natural Resources for the Construction of Infrastructure and Services Phase of the Brisas Project (the “Authorization to Affect”) which authorized the commencement of construction activities on the Brisas Project.  In April 2008, the Ministry of Environment revoked, without notice, the Authorization to Affect.

In October 2009 we filed a Request for Arbitration under the Additional Facility Rules of the International Centre for Settlement of Investment Disputes (“ICSID”), against the Bolivarian Republic of Venezuela (“Respondent”) seeking compensation in the arbitration for all of the loss and damage resulting from Venezuela’s wrongful conduct. Gold Reserve alleges violations of three provisions of the Canada-Venezuela BIT culminating in the effective expropriation of Gold Reserve’s sizable investments in the world-class Brisas gold/copper project and the promising Choco 5 property. In November 2009 our Request for Arbitration was registered by ICSID (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)). Our claim includes the full market value of the legal rights to develop the Brisas Project at the date of the Tribunal’s decision, the value of the Choco 5 Property and interest on the claim calculated since the loss. Our claim as last updated in our July 2011 Reply totals approximately $2.1 billion which includes interest from April 14, 2008 (the date of the loss) to July 29, 2011 (the date of our reply) of approximately $400 million.

The full market value of the legal rights to develop the Brisas Project was measured by an independent expert pursuant to a fair market value standard utilizing three standard valuation approaches: (1) the Discounted Cash Flow (“DCF”) Approach, (2) the Comparable Publicly Traded Company (“CPTC”) Approach, and (3) the Comparable Transaction (“CT”) Approach. These three valuations converged in a reasonably consistent range of values, which were combined to arrive at a weighted average valuation based upon the independent expert’s qualitative assessment of the robustness of the data available to implement each valuation methodology.

Venezuela has numerous pending arbitration actions being pursued against it at this time before ICSID (See ICSID website-http://icsid.worldbank.org/ICSID/) and has reportedly settled and/or made full or partial payment for damages to a limited number of claimants in past months, although management has no specific information regarding the actual amounts paid or what percentage such payments represented of the original claim against Venezuela. Based on the uncertain nature of arbitration under investment treaties, the timing and the amount of an award or settlement, if any, the likelihood of its collection and the timing thereof cannot be determined at this time.

In compliance with the schedule originally set by the Tribunal which has been amended by the Tribunal from time-to-time, we filed our initial written submission, referred to as the Memorial, in September 2010. Thereafter in April 2011, the Respondent submitted its response to the Company’s Memorial, referred to as the Counter-Memorial. Subsequent to that, the Company submitted its Reply to the Respondent’s Counter Memorial in July 2011 and finally Respondent filed its Rejoinder in December 2011. The Rejoinder was the last filing to be made prior to the oral hearing which was held February 13 to February 17, 2012.

 The oral hearing was the culmination of an extensive undertaking by the Company’s counsel, technical, legal and financial experts, as well as its employees which focused on the evidentiary record in the case and allowed counsel for both the Company and Respondent to address the issues of jurisdiction, liability and damages.  The oral hearing also allowed the Tribunal to hear testimony from certain fact and expert witnesses, as well as to address questions to each of the parties.

The Company and Respondent both submitted post-hearing briefs on March 16, 2012, commenting in conclusion on the full evidentiary record, as is typically permitted in such arbitrations. The Tribunal may request additional information from the parties and in any event may issue its decision thereafter.  It is typical for tribunals in this type of arbitration to require six to eighteen months (the historical average is approximately 1.2 years) to finalize and issue its decision.

Cash and Cash Equivalents:	3 Months Ended
Mar. 31, 2012
Cash and Cash Equivalents:

Note 4.          Cash and Cash Equivalents:

	March 31,	December 31,
	2012	2011
US Treasury bills	$39,995,022	$40,000,000
Bank deposits	8,326,529	12,238,554
Money market funds	5,439,138	5,438,816
Total	$53,760,689	$57,677,370

At March 31, 2012 and December 31, 2011, the Company had approximately $216,000 and $88,000 respectively, in Venezuela. As of March 31, 2012, 87% of bank deposits were maintained in FDIC insured accounts.

Marketable Securities:	3 Months Ended
Mar. 31, 2012
Marketable Securities:

Note 5.          Marketable Securities:

	March 31,	December 31,
	2012	2011
Fair value at beginning of year	$892,271	$2,263,923
Acquisitions	–	698,574
Dispositions, at cost	(6,272)	(894,053)
Realized gain on sale	(7,373)	(772,698)
Unrealized loss	(16,834)	(403,475)
Fair value at balance sheet date	$861,792	$892,271

The Company’s marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized. Realized gains and losses are based on the average cost method. As of March 31, 2012 and December 31, 2011, marketable securities had a cost basis of $844,257 and $850,529, respectively.

Fair Value Measurements:	3 Months Ended
Mar. 31, 2012
Fair Value Measurements:

Note 6.         Fair Value Measurements:

ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: Level 1 inputs are quoted prices in active markets for identical assets or liabilities, Level 2 inputs are inputs other than quoted prices included within Level 1 that are directly or indirectly observable for the asset or liability and Level 3 inputs are unobservable inputs for the asset or liability that reflect the entity’s own assumptions.

	Fair value March 31, 2012	Level 1	Level 2	Level 3
Marketable securities	$ 861,792	$ 861,792	–	–

	Fair value December 31, 2011	Level 1	Level 2	Level 3
Marketable securities	$ 892,271	$ 892,271	–	–

Property, Plant and Equipment:	3 Months Ended
Mar. 31, 2012
Property, Plant and Equipment:

Note 7.          Property, Plant and Equipment:

		Accumulated
	Cost	Depreciation	Net
March 31, 2012
Machinery and equipment	$18,985,828	$–	$18,985,828
Furniture and office equipment	518,944	(468,696)	50,248
Leasehold improvements	41,190	(41,190)	–
Venezuelan property and equipment	1,397,625	(1,312,459)	85,166
	$20,943,587	$(1,822,345)	$19,121,242

		Accumulated
	Cost	Depreciation	Net
December 31, 2011
Machinery and equipment	$18,985,828	$–	$18,985,828
Furniture and office equipment	517,235	(463,066)	54,169
Leasehold improvements	41,190	(40,727)	463
Venezuelan property and equipment	1,415,972	(1,330,806)	85,166
	$20,960,225	$(1,834,599)	$19,125,626

Machinery and equipment includes amounts paid for equipment previously intended for use on the Brisas project. At December 31, 2011 equipment with a carrying value of approximately $0.45 million was reclassified to assets held for sale and sold during the first quarter of 2012 for its carrying value. Equipment classified as assets held for sale at December 31, 2010 was sold during the first quarter of 2011 for $8.3 million and the Company recorded a gain on sale of $0.3 million.

KSOP Plan:	3 Months Ended
Mar. 31, 2012
KSOP Plan:

Note 8.          KSOP Plan:

The KSOP Plan, adopted in 1990 for the benefit of employees, is comprised of two parts, (1) a salary reduction component, or 401(k), and (2) an employee share ownership component, or ESOP. Unallocated shares are recorded as a reduction to shareholders’ equity. Allocation of common shares or cash contributions to participants’ accounts, subject to certain limitations, is at the discretion of the Company’s board of directors. The fair market value of the shares when allocated is recorded in the statement of operations with a reduction of the KSOP debt account.  In 2011, the Plan allocated $127,220 cash and common shares valued at $110,690 to eligible participants.

Stock Based Compensation Plans:	3 Months Ended
Mar. 31, 2012
Stock Based Compensation Plans:

Note 9.          Stock Based Compensation Plans:

Equity Incentive Plans

The Company has two equity incentive plans; the 1997 Equity Incentive Plan (last amended in March 2006 and last re-approved by the shareholders in June 2009, the “1997 Plan”) and the 2008 Venezuelan Equity Incentive Plan (approved by the shareholders in June 2008, the “Venezuelan Plan”).  Pursuant to TSX Venture rules the plans must be re-approved by Shareholders every year. Previous to February 1, 2012, the Plans were subject to Toronto Stock Exchange rules which required approval every three years. On June 10, 2011 the Venezuelan Plan was suspended and further grants from the 1997 Plan will be suspended after June 10, 2012 until re-approved by Shareholders. Both plans permit the grants of stock options, stock appreciation rights and restricted stock, or any combination thereof, and each shall be 10% of the Company’s outstanding shares. The Company provides newly issued shares to satisfy stock option exercises and for the issuance of restricted stock. The grants are made for terms of up to ten years with vesting periods ranging from immediate to up to 3 years.

Combined share option transactions for the three months ended March 31, 2012 and 2011 are as follows:

	2012		2011
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding - beginning of period	5,185,188	1.42	3,178,102	2.39
Options exercised	(5,000)	1.82	(12,500)	0.29
Options expired	–	–	–	–
Options forfeited	–	–	–	–
Options granted	1,620,500	2.89	2,843,000	1.82
Options outstanding - end of period	6,800,688	1.77	6,008,602	2.13

Options exercisable - end of period	3,382,288	1.33	3,876,352	2.29

Options available for grant at end of period under 1997 plan	859,170		821,826
Options available for grant at end of period under Venezuelan plan	–		5,062,090

The following table relates to stock options at March 31, 2012:

	Outstanding Options				Exercisable Options
Exercise Price Range	Number	Weighted Average Exercise Price	Aggregate Intrinsic Value	Weighted Average Remaining Contractual Term (Years)	Number	Weighted Average Exercise Price	Aggregate Intrinsic Value	Weighted Average Remaining Contractual Term (Years)
$0.29 - $0.29	1,079,188	$0.29	$3,982,204	1.68	1,079,188	$0.29	$3,982,204	1.68
$0.73 - $0.73	481,000	$0.73	1,563,250	1.96	481,000	$0.73	1,563,250	1.96
$1.82 - $1.82	2,670,000	$1.82	5,767,200	3.76	1,332,500	$1.82	2,878,200	3.76
$1.92 - $1.92	950,000	$1.92	1,957,000	9.19	-
$2.89 - $2.89	1,620,500	$2.89	1,766,345	4.84	489,600	$2.89	533,664	4.84
$0.29 - $2.89	6,800,688	$1.77	$15,035,999	4.32	3,382,288	$1.33	$8,957,318	3.00

During the first quarter of 2012 and 2011, the Company granted approximately 1.6 million and 2.8 million options, respectively. The Company recorded compensation expense during 2012 and 2011 of $1.1 million and $1.5 million, respectively, for stock options granted in 2012 and prior periods. As of March 31, 2012, compensation expense of $1.9 million related to unvested options remains to be recognized over the remaining vesting period.

The weighted average grant date fair value of options granted in the first quarter of 2012 and 2011 was calculated at $1.39 and $1.22, respectively. The fair value of options granted was determined using the Black-Scholes model based on the following weighted average assumptions:

	2012	2011
Risk free interest rate	0.29%	1.88%
Expected Term	2.9 years	4.7 years
Expected volatility	65%	107%
Dividend yield	nil	nil

The risk free interest rate is based on the US Treasury rate on the date of grant for a period equal to the expected term of the option. The expected term is based on historical exercise experience and expected post-vesting behavior. The expected volatility is based on historical volatility of the Company’s stock over a period equal to the expected term of the option.

Retention Units Plan

The Company also maintains the Gold Reserve Director and Employee Retention Plan.  Units granted under the plan become fully vested and payable upon achievement of certain milestones related to the Brisas project or in the event of a change of control.  The Company’s Board of Directors has considered, but not acted upon alternative vesting provisions for the units to more adequately reflect the current business objectives of the Company. Each unit granted to a participant entitles such person to receive a cash payment equal to the fair market value of one Gold Reserve Class A Common Share (1) on the date the unit was granted or (2) on the date any such participant becomes entitled to payment, whichever is greater.  As of March 31, 2012 an aggregate of 1,457,500 unvested units have been granted to directors and executive officers of the Company and 315,000 units have been granted to other employees.  The Company currently does not accrue a liability for these units as events required for vesting of the units have not yet occurred. The minimum value of these units, based on the grant date value of the Class A shares, was approximately $7.7 million.

Related Party Transactions:	3 Months Ended
Mar. 31, 2012
Related Party Transactions:

Note 10.        Related Party Transactions:

MGC Ventures. The Chief Executive Officer, President, Vice President-Finance and Vice President-Administration of the Company are also directors and/or officers and shareholders of MGC Ventures. On December 15, 2010, the non-affiliated shareholders of MGC Ventures approved the redemption of all of the shares of MGC Ventures common stock held by Gold Reserve. Gold Reserve received $0.9 million and recorded a gain on sale of subsidiary of $0.2 million. Prior to the redemption, Gold Reserve owned 12,062,953 common shares of MGC Ventures which represented 44% of its outstanding shares. MGC Ventures owned 258,083 common shares of the Company at March 31, 2012 and December 31, 2011.  During the last three years, the Company sublet a portion of its office space to MGC Ventures for $6,000 per year.

Great Basin. The Chief Executive Officer, President, Vice President-Finance and Vice President-Administration of the Company are also directors and/or officers and shareholders of Great Basin. On December 15, 2010, the non-affiliated shareholders of Great Basin approved the redemption of all of the shares of Great Basin common stock held by Gold Reserve. Gold Reserve received $1.2 million and recorded a gain on sale of subsidiary of $0.3 million. Prior to the redemption, Gold Reserve owned 15,661,595 common shares of Great Basin which represented 45% of its outstanding shares. Great Basin owned 491,192 common shares of the Company at March 31, 2012 and December 31, 2011. During the last three years, the Company sublet a portion of its office space to Great Basin for $6,000 per year.

Shareholder Rights Plan:	3 Months Ended
Mar. 31, 2012
Shareholder Rights Plan:

Note 11.        Shareholder Rights Plan:

The Company instituted a shareholder rights plan (the “Rights Plan”) in 1999. Since the original approval by the shareholders, the Rights Plan and the Rights Plan agreement have been amended and continued from time to time. In June 2009, the shareholders approved certain amendments to the Rights Plan including continuing the Shareholder Rights Plan until June 30, 2012. The Rights Plan is designed to give the Board of Director’s time to consider alternatives, allow shareholders time to properly assess the merits of a bid and insure they receive full and fair value for their common shares. One right is issued in respect of each outstanding share. The rights become exercisable only when a person, including any party related to it or acting jointly with it, acquires or announces its intention to acquire 20% or more of the Company’s outstanding shares without complying with the “permitted bid” provisions of the Rights Plan. Each right would, on exercise, entitle the holder, other than the acquiring person and related persons, to purchase Class A common shares of the Company at a 50% discount to the market price at the time.

Litigation:	3 Months Ended
Mar. 31, 2012
Litigation:

Note 13.       Litigation:

The Company is a party to litigation in the Ontario Superior Court of Justice related to a 2008 unsolicited takeover bid in which the defendants have made counterclaims totaling approximately $103 million. Our counsel with respect to this litigation matter has advised management that it is premature to determine the likely outcome of the litigation with substantial reliability. In the event that one or both defendants prevail with their counterclaims, the Company could be subject to the full amount of the combined damages noted above. However, based on the facts of the case, the activity through the filing date and the overall scope and context of the proceedings, management has concluded, that an estimate of the possible loss or range of loss cannot be made at this time.

Convertible Notes:	3 Months Ended
Mar. 31, 2012
Convertible Notes:

Note 12.        Convertible Notes:

In May 2007, the Company issued $103,500,000 aggregate principal amount of Senior subordinated convertible notes, of which $102,347,000 remains outstanding as of March 31, 2012. The unsecured notes, bear interest at a rate of 5.50% annually, pay interest semi-annually in arrears and mature on June 15, 2022.  The notes are convertible into Class A common shares of the Company at the initial conversion rate, subject to adjustment, of 132.626 shares per $1,000 principal amount (equivalent to a conversion price of $7.54). Upon conversion, the Company generally has the option, unless there has occurred and is then continuing an event of default under the Company’s indenture, to deliver common shares, cash or a combination of common shares and cash for the notes surrendered.

Pursuant to the terms of the Indenture the note holders have the option to require the Company to repurchase the notes on June 15, 2012, at a price equal to 100% of the principal amount of the notes plus accrued but unpaid interest, in whole or in part, by delivering Cash and/or Common Shares (the “Put Option”). Beginning on June 16, 2012, the Company may, at its option, redeem all or part of the notes for cash at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest.

In the event of a Fundamental Change which includes among other things a change of control as defined in the Indenture, the Company may be required to offer to repurchase the notes, in cash or shares at the Company’s discretion, at a purchase price equal to 100% of the principal amount of the notes plus accrued but unpaid interest unless there has occurred and is continuing certain events of default under the Company’s indenture.

The covenants contained in the 5.50% convertible note indenture are limited to administrative issues such as payments of interest, maintenance of office or agency location, delivery of reports and other related issues. Likewise, events of default are defined as failure to pay interest and principal amounts when due, default in the performance of covenants, failure to convert notes upon holder’s exercise of conversion rights and similar provisions or the Company’s failure to give notice of a fundamental change which is generally defined as events related to a change of control in the Company.

The notes are classified as a liability and were initially recorded at face value, net of issuance costs. The notes are accreted to face value using the effective interest rate method over the expected life of the notes, currently estimated to be June 15, 2012, with the resulting charge recorded as interest expense. The Company capitalized interest and accretion on the notes until October, 2009, when the Company filed for arbitration and when Venezuela seized the Brisas Project. Thereafter all interest and accretion on the notes has been expensed. The Company has paid $5.6 million in interest on the notes during each of the last three years. As of March 31, 2012, convertible notes with a face value of $1,153,000 had been settled in cash or repurchased by the Company at a total cost of approximately $452,000.

On May 16, 2012, the Company notified the convertible note holders that they have the right to require the Company to purchase all or a portion of their Notes on or before June 15, 2012 (the “Put Option”) and that the Company will pay, in cash, any notes validly surrendered. Concurrently with the Put Option, the Company announced a restructuring agreement (the “Restructuring”), subject to shareholder approval, with its three largest note holders (“Large Note holders”), covering 87.8% of the Company’s outstanding Notes. (see note 14. Subsequent Event)

Subsequent Event:	3 Months Ended
Mar. 31, 2012
Subsequent Event:

Note 14.       Subsequent Event:

On May 16, 2012, the Company notified the convertible note holders that they have the right to require the Company to purchase all or a portion of their Notes on or before June 15, 2012 (the “Put Option”) and that the Company will pay, in cash, any notes validly surrendered. Concurrently with the Put Option, the Company announced a restructuring agreement (the “Restructuring”), subject to shareholder approval, with its three largest note holders (“Large Note holders”), covering 87.8% of the Company’s outstanding Notes. The holders of the remaining 12.2% of Company’s outstanding notes are herein referred to as the “Other Holders”.

Under the terms of the Restructuring which is subject to shareholder approval, the Notes of the Large Note holders that are not put to the Company for cash will be modified upon the following terms for each $1,000 in principal amount, plus any accrued and unpaid interest on the Notes through the date on which the Restructuring is consummated: $700 principal amount of Notes that are not put to the Company shall be exchanged for (i) $200.00 in cash, (ii) 147.06 Common Shares, and (iii) a pro rata portion of the aggregate 5% Contingent Value Right payable in respect of all Subject Notes; iv) a fee payable based on each holders pro rata percentage of Notes restructured in an aggregate amount of up to $1 million; and $300 principal of Notes that are not put to the Company shall remain outstanding and represent the same continuing indebtedness, subject to certain amended terms including the following:

(i) maturity date will be June 29, 2014; (ii) convertible into 250 shares of Common Stock per $1,000 (equivalent to a conversion price of $4.00) at any time after the closing date upon 3 days prior written notice to the Company; (iii) mandatory redemption obligation for an amount of cash equal to 120% of the face value thereof plus accrued and unpaid interest upon certain events related to the receipt of proceeds connected with the arbitration proceedings or sale or other disposition of the Company’s mining data; (iv) optional redemption for shares of Common Stock at the conversion price noted above plus cash for any accrued and unpaid interest if the closing sale price of its common shares is equal to or greater than 200% of the conversion price for at least 20 trading days in the period of 30 consecutive trading days; and (v) redemption at maturity by payment of cash in an amount equal to the principal plus accrued and unpaid interest thereon.

Each Large Note holder will be entitled to a contingent value right (“CVR”) that will entitle them to receive, net of certain deductions, a pro rata portion of and aggregate amount of 5% of the proceeds actually received by the Company with respect to the Arbitration proceedings or disposition of the Brisas Project mining data, net of certain deductions. The proceeds may be cash, commodities, bonds, shares or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR.

The Company has filed a Tender Offer Statement on Schedule TO with the US Securities and Exchange Commission notifying all Note holders of the Put Option and expects to amend the Schedule TO to announce that the Restructuring will also be made available to Other Holders and to reflect the final terms of the proposed Restructuring of the Notes that has been agreed to with Large Note holders.

If the Shareholders do not approve the Restructuring, certain terms of the Notes will be amended subject to compliance with the Indenture (herein referred to as the “Alternative Transaction”). For the avoidance of doubt, all Other Holders that elect to participate in the Restructuring will receive the same treatment automatically. The more substantive amendments are expected to include the following:

(i) Put Option date will be Friday, September 14, 2012; (ii) common shares to be delivered upon exercise of the Put Option will have a floor price of $3.61 and a ceiling price of $4.00; (iii ) convertible into 250 shares of Common Stock per $1,000 (equivalent to a conversion price of $4.00) at any time after the closing date upon 3 days prior written notice to the Company; (iv) subject to mandatory redemption obligation for an amount of cash equal to 120% of the face value thereof plus accrued and unpaid interest upon certain events related to the receipt of proceeds connected with the arbitration proceedings or sale or other disposition of the Company’s mining data; (v) first priority blanket lien on all of the Company’s mining data to secure the Company’s obligations under the Notes.

The Company maintains Change of Control Agreements with each of the executive officers and several employees which were implemented by the Board to induce such individuals to remain with the Company and continue their involvement in the then ongoing development of the Brisas project and more recently, resolution of the investment dispute with Venezuela and the pursuit of new corporate opportunities. In addition, the directors, executive officers, and certain other employees are participants in the Director and Employee Retention Plan which contains vesting provisions linked to a change of control. In connection with the Restructuring described above, the Company’s executive officers, certain employees and directors will enter into Waiver Agreements, whereby such individuals will waive their rights to receive change of control payments that would otherwise be triggered pursuant to the Restructuring, excluding the Alternative Transaction as described above.

 In the event shareholders do not approve the Restructuring and Note holders tender to the Alternative Transaction, a change of control will likely result causing an estimated payout to individuals holding Change of Control Agreements and Retention Units at March 31, 2012,  determined exclusive of any gross-up payments as defined by the agreements, of approximately $22 million. In addition, under the terms of the Alternative Transaction, management would likely issue substantially more common shares in exchange for the tendered Notes, resulting in substantially more dilution to the existing shareholders.